UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 5, 2004

Countrywide Financial Corporation 401(k) Savings and Investment Plan
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	1-8422 (Commission file number)	13-2641992 (IRS Employer Identification No.)

c/o Countrywide Financial Corporation,
4500 Park Granada, Calabasas, California 91302
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:
(818) 225-3000

N/A
(Former Name or Former Address, if Changed since Last Report)

Item 4. Changes in Registrant’s Certifying Accountant.

        The Audit and Ethics Committee of the Board of Directors of Countrywide Financial Corporation (the “Company”) has a policy of periodically reviewing the proposed scope and fees of a number of alternative auditing firms qualified to perform the Company’s independent audit work and considering the appropriateness of either retaining the incumbent auditor or engaging another firm. After a comprehensive review of proposals for audit services from several public accountants, the Audit and Ethics Committee determined to engage KPMG LLP (“KPMG”) as the principal independent auditor for the Company and Countrywide Financial Corporation 401(k) Savings and Investment Plan (the “Plan”) for the fiscal year commencing January 1, 2004. Grant Thornton LLP (“Grant Thornton”), the Company’s and the Plan’s current independent auditor, will continue as the Company’s and the Plan’s independent auditor for the fiscal year ending December 31, 2003. This action effectively dismisses Grant Thornton LLP as the Company’s and the Plan’s independent auditor for the fiscal year commencing January 1, 2004.

        On January 5, 2004, the Audit and Ethics Committee engaged KPMG as the Company’s and the Plan’s new independent auditor and informed Grant Thornton of its decision.

        The reports of Grant Thornton on the Plan’s financial statements, as of and for the fiscal years ended December 31, 2002 and December 31, 2001, did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

        In connection with its audits of the Plan’s financial statements for the fiscal years ended December 31, 2002 and December 31, 2001, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused it to make reference thereto in its report on the Plan’s financial statements as of and for the fiscal years ended December 31, 2002 and December 31, 2001.

        Grant Thornton has not yet completed its audit of the Plan for the fiscal year ended December 31, 2003 and, therefore, has not issued a report on the Plan’s financial statements. During the fiscal year ended December 31, 2003 and through the date of this Form 8-K, there have been no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

        During the fiscal years ended December 31, 2003 and December 31, 2002 and through the date of this Form 8-K, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

        During the two most recent completed years ended December 31, 2003 and December 31, 2002 and the subsequent interim period through the date of this report, the Plan did not consult with KPMG regarding the application of accounting principles to a specific transaction, either proposed or completed, or the type of audit opinion that might be rendered on the Plan’s financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

        The Plan provided Grant Thornton a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission. Grant Thornton has provided the Plan with a letter dated January 8, 2004, addressed to the Commission, stating whether or not it is in agreement with the statements contained herein. A copy of such letter is filed as Exhibit 16.1 hereto.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits
16.1	Letter from Grant Thornton LLP to the Securities and Exchange Commission dated January 8, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUNTRYWIDE FINANCIAL CORPORATION 401(k) SAVINGS AND INVESTMENT PLAN

Dated: January 8, 2004	By: /s/ Angelo R. Mozilo Name: Angelo R. Mozilo Title: Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.

16.1      Letter from Grant Thornton LLP to the Securities and Exchange Commission dated January 8, 2004.

Exhibit 16.1

[Grant Thornton LLP Letterhead]

January 8, 2004

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Commissioners:

        We have read the statements made by Countrywide Financial Corporation 401(k) Savings and Investment Plan in Item 4 of its Current Report on Form 8-K, dated January 8, 2004. We agree with the statements concerning our Firm in such Form 8-K.

Very truly yours, /s/ Grant Thornton LLP Grant Thornton LLP